                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  February 11, 2000




                         SKYLYNX COMMUNICATIONS, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)




DELAWARE                           0-24687                       84-1360029
------------             --------------------------    --------------------
(State or other            (Commission file number)          (Employer Identi-
incorporation)                                                   fication No.)




           600 South Cherry Street, Suite 400, Denver, Colorado 80246
          ----------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code:  (303) 316-0400
      -------------------------------------------------------------------


      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a)  Financial Statements

          Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

          Report of Independent Certified Public Accountants

          Alternate Access, Inc. Balance Sheet as of December 31, 1999

          Alternate Access, Inc. Statement of Operations for the year ended December 31, 1999

          Alternate Access, Inc. Statement of Stockholders' Deficit for the year ended December 31, 1999

          Alternate Access, Inc. Statement of Cash Flows for the year ended December 31, 1999

          Alternate Access, Inc. Notes to Financial Statements

     (b)  Pro Forma Statements

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following pro forma statements:

          Unaudited Pro Forma Condensed, Combined Balance Sheet as of December 31, 1999

          Unaudited Pro Forma Condensed, Combined Statement of Operations for the year ended December 31, 1999

     (c)  Exhibits

Number    Exhibit
------    -------

1.0       Consent of Arthur Andersen LLP

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders of
Alternate Access, Inc.:

We have audited the accompanying balance sheet of Alternate Access, Inc.
(a Delaware corporation) as of December 31, 1999, and the related statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alternate Access, Inc., as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


Tampa, Florida,
April 11, 2000

                            ALTERNATE ACCESS, INC.
                      BALANCE SHEET -- DECEMBER 31, 1999


                                    ASSETS
CURRENT ASSETS:
  Cash                                                   $     67,907
  Accounts receivable                                          14,079
  Related party receivable                                     83,995
  Prepaid expenses                                              1,417
                                                         ------------
     Total current assets                                     167,398

PROPERTY AND EQUIPMENT, net                                   344,528

OTHER ASSETS                                                   15,015
                                                         ------------
     Total assets                                        $    526,941
                                                         ============
                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities               $    777,191
  Deferred revenue                                            162,219
  Current portion of capital lease obligations                130,407
                                                         ------------
     Total current liabilities                              1,069,817

CAPITAL LEASE OBLIGATIONS, less current maturities             69,251

STOCKHOLDERS' DEFICIT:
  Common stock, no par value; 1,500 shares authorized,
     1,499 shares issued and outstanding                       30,000
  Accumulated deficit                                        (642,127)
                                                         -------------
     Total stockholders' deficit                             (612,127)
                                                         -------------
     Total liabilities and stockholders' deficit         $     526,941
                                                         =============




      The accompanying notes are an integral part of this balance sheet.

                            ALTERNATE ACCESS, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999



REVENUES                                                 $  1,895,729

COSTS AND EXPENSES:
  Cost of revenues                                            603,737
  Selling, general and administrative                       1,043,848
  Depreciation and amortization                               234,042
                                                         -------------
     Total costs and expenses                               1,881,627
                                                         -------------
INCOME FROM OPERATIONS                                         14,102
                                                         -------------
INTEREST AND OTHER EXPENSE                                    (24,732)
                                                         -------------
NET LOSS                                                 $    (10,630)
                                                         =============
NET LOSS PER SHARE - BASIC AND DILUTED                   $      (7.09)

SHARES USED IN COMPUTING NET LOSS PER SHARE -
BASIC AND DILUTED                                               1,499












        The accompanying notes are an integral part of this statement.

                            ALTERNATE ACCESS, INC.
                      STATEMENT OF STOCKHOLDERS' DEFICIT
                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                Common Stock       Accumulated
                             Shares       Amount     Deficit        Total
                          -----------   ---------- -----------  -----------

BALANCE, December 31, 1998      1,499   $   30,000 $ (409,915) $  (379,915)

  Distributions                     -            -   (221,582)    (221,582)
  Net loss                          -            -    (10,630)     (10,630)
                          -----------   ---------- -----------  -----------
BALANCE, December 31, 1999      1,499   $   30,000 $ (642,127) $  (612,127)
                           ==========   ========== ===========  ===========





















        The accompanying notes are an integral part of this statement.

                            ALTERNATE ACCESS, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1999



CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                               $   (10,630)
  Adjustments to reconcile net loss to net
     cash provided by operating activities-
       Depreciation and amortization                       234,042
       Changes in operating assets and liabilities-
         Accounts receivable                               (13,025)
         Related party receivable                          (66,021)
         Prepaid expenses                                      123
         Other assets                                      (11,926)
         Accounts payable and accrued liabilities          287,975
         Deferred revenue                                   22,975
                                                       ------------
           Net cash provided by operating activities       443,513
                                                       ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                      (65,780)
                                                       ------------
           Net cash used in investing activities           (65,780)
                                                       ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on related party debt                  (4,386)
  Principal payments on capital lease obligations         (173,891)
  Distributions                                           (221,582)
                                                       ------------
           Net cash used in financing activities          (399,859)
                                                       ------------
NET DECREASE IN CASH                                       (22,126)

CASH, beginning of year                                     90,033
                                                       ------------
CASH, end of year                                      $    67,907
                                                       ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest                               $       788

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITIES:
  Acquisition of property and equipment through
     capital lease obligations                         $    57,381

        The accompanying notes are an integral part of this statement.

                            ALTERNATE ACCESS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


1.   ORGANIZATION AND BUSINESS:
     -------------------------

Alternate Access, Inc., a Delaware corporation (the Company), was formed to provide high-speed Internet connectivity and enhanced Internet services to residential and commercial customers in the Seattle metropolitan area.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

The carrying value of financial instruments on the accompanying balance sheet approximates their fair value.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of depreciable assets. Amortization of leasehold improvements is determined using the straight-line method over the shorter of the estimated useful life of the improvements or the term of the lease.

Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statements of operations.

Revenue Recognition and Deferred Revenue
----------------------------------------

Revenue, comprised primarily of billings for internet services, is recognized as the services are provided. Any amounts collected in advance of the provision of service are reflected as deferred revenue until the service is rendered.

Income Taxes
------------

The Company has elected S corporation status under the provisions of the Internal Revenue Code. Accordingly, income of the Company is passed through to the stockholders; therefore, the Company has recorded no provision for income taxes for federal tax purposes.

Loss Per Share
--------------

Net loss per share - basic and diluted is determined by dividing net loss available to stockholders by the number of common shares outstanding at December 31, 1999. There is no difference between the basic and diluted shares outstanding during the period.

3.   PROPERTY AND EQUIPMENT:
     ----------------------

Property and equipment consisted of the following as of December 31, 1999:

                                        Useful Lives
                                          in Years          Amount
                                        ------------        ------

Computer equipment                           3-7            $225,688
Office equipment                              5               78,274
Office furniture                              7                3,584
Leasehold improvements                        5               13,294
Capital leases                               3-5             565,025
                                                            ---------
                                                             885,865
Less- Accumulated depreciation                              (541,337)
                                                            ---------
     Property and equipment, net                            $344,528
                                                            =========

4.   CAPITAL LEASE OBLIGATIONS:
     -------------------------

As of December 31, 1999, the Company had capital lease obligations aggregating approximately $200,000, bearing imputed interest of 9 percent, maturing through November 2003 and secured by various computer equipment.

Maturities of capital lease obligations are as follows as of December 31, 1999:

               Year Ending
               December 31,                   Amount
               ------------                  ---------

               2000                          $130,407
               2001                            40,071
               2002                            18,479
               2003                            10,702
                                             ---------
                                             $199,659
                                             =========

5.   OPERATING LEASES:
     ----------------

The Company leases office space and computer equipment under operating leases. Future minimum lease payments for noncancellable operating leases in effect at December 31, 1999, are as follows:

               Year Ending
               December 31,                   Amount
               ------------                  ---------

               2000                          $111,508
               2001                           121,404
               2002                           123,424
               2003                           127,632
               2004                           131,448
               Thereafter                     294,262
                                             ---------
                                             $909,678
                                             ==========

Rent expense under operating leases for the year ended December 31, 1999, totaled approximately $112,000.

6.   RELATED-PARTY TRANSACTIONS:
     --------------------------

During 1999, the Company paid approximately $66,000 in expenses on behalf of an entity owned by the Company's primary stockholder. As of December 31, 1999, approximately $84,000 was due to the Company related to these transactions and is included in related party receivable in the accompanying financial statements. During 1999, the Company also paid in full debt owed to a former stockholder totaling $4,386.

7.   EMPLOYEE 401(K) PROFIT SHARING PLAN:
     -----------------------------------

The Company has a 401(k) profit sharing plan (the Plan). No contributions were made during the year ended December 31, 1999.

8.   SUBSEQUENT EVENTS:
     -----------------

On February 11, 2000, the Company signed an agreement with SkyLynx Communications, Inc. (SkyLynx), to which it will sell substantially all of the Company's net assets for $1.95 million in cash and approximately $2.2 million in SkyLynx common stock. Additionally, SkyLynx will hold back approximately 204,000 shares of SkyLynx common stock, which will be used to indemnify SkyLynx for Company liabilities incurred, but unknown as of the date of closing on the acquisition.

Page>
                         SKYLYNX COMMUNICATIONS, INC.
         UNAUDITED PRO FORMA CONDENSED, COMBINED FINANCIAL STATEMENTS


The unaudited pro forma condensed combined financial statements give effect to the acquisition by SkyLynx Communications, Inc. of the assets of Alternate Access, Inc.

The pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on December 31, 1999. The pro forma condensed combined statement of operations gives effect to the acquisition as if it had occurred as of January 1, 1999, combining the results of SkyLynx Communications, Inc. for the year ended December 31, 1999 with those of the same period for Alternate Access, Inc.

The pro forma adjustments are based on estimates, available information and certain assumptions that management deems appropriate. The pro forma financial data do not purport to represent what our financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of our financial position or results of operations for any future period. The pro forma financial statements should be read in conjunction with the other financial statements and footnotes included elsewhere in this Report and the Company's other reports filed with the SEC.

                  PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                            AS OF DECEMBER 31,1999


                           SkyLynx
                      Communications,   Alternate   Pro Forma    Pro Forma
                             Inc.     Access, Inc. Adjustments    Combined
                         ------------  ----------- -----------  -----------

Assets:
  Cash                     1,947,982       67,907  (1,950,000)(a)   65,889
  Accounts Receivable        710,878       98,074                  808,952
  Prepaid Expenses and
     other current assets    734,569        1,417                  735,986
  Current Assets           3,393,429      167,398  (1,950,000)   1,610,827
  Property and equipment   3,566,045      344,528                3,910,573
  Goodwill and intangible
     assets                9,572,707            -  4,743,751(c) 14,316,458
  Other assets                     -       15,015                   15,015
                         ------------  ----------- -----------  -----------
     Total Assets         16,532,181      526,941   2,793,751   19,852,873
                         ============  =========== ===========  ===========
Liabilities and Equity:
  Accounts payable and
     accrued liabilities   2,359,897      777,191                3,137,088
  Notes payable and
     convertible debt      1,529,529            -                1,529,529
  Deferred revenue           998,230      162,219                1,160,449
  Obligations under capital
     leases, current         584,186      130,407                  714,593
  Dividends payable on
     preferred stock         720,082            -                  720,082
                         ------------  ----------- -----------  -----------
     Total Current
       Liabilities         6,191,924    1,069,817                7,261,741
Obligations under
  capital leases             290,776       69,251                  360,027
Notes payable                  6,751            -                    6,751
                         ------------  ----------- -----------  -----------
     Total Liabilities     6,489,451    1,139,068                7,628,519
Stockholders' Equity:
  Common stock                15,194       30,000  (29,316)(a)(b)   15,878
Additional paid in capital48,725,112            -   2,180,940(b)50,906,052
Preferred stock            7,293,134            -                7,293,134
Retained Deficit         (45,990,710)    (642,127)   642,127(b)(45,990,710)
                         ------------  ----------- -----------  -----------
     Total Stockholders'
      Equity (Deficit)    10,042,730     (612,127)  2,793,751   12,224,354
                         ------------  ----------- -----------  -----------
     Total Liabilities and
      Stockholders' Equity16,532,181      526,941               19,852,873
                         ============  =========== ===========  ===========

(a)  Adjustment to reflect the cash and common stock paid for the acquisition
(b) Adjustment to reflect the removal of shareholders' deficit accounts for Alternate Access
(c)  Adjustment to record goodwill and intangibles related to the acquisition

             PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31,1999

                           SkyLynx
                      Communications,   Alternate   Pro Forma    Pro Forma
                             Inc.     Access, Inc. Adjustments    Combined
                         ------------  ----------- -----------  -----------

Revenues                   4,726,589    1,895,729                6,622,318
Operating Costs and
  Expenses               (31,256,220) (1,881,627)(1,580,677)(a)(34,718,524)
                         ------------  ----------- -----------  -----------
  Income (loss) from
     operations          (26,529,631)      14,102  (1,580,677) (28,096,206)
Interest and other
  income (expense)          (446,013)     (24,732)                (470,745)
                         ------------  ----------- -----------  -----------
  Net Loss               (26,975,644)     (10,630) (1,580,677) (28,566,951)
Preferred stock dividends
  and accretion of
  beneficial conversion
  feature                (13,461,480)           -              (13,461,480)
                         ------------  ----------- -----------  -----------
Net loss attributable to
  common shareholders    (40,437,124)     (10,630) (1,580,677) (42,028,431)
                         ============  =========== ===========  ===========
Basic and diluted loss
  per share                    (3.44)                                (3.38)
Weighted average common
  shares outstanding -
  basic and diluted       11,763,251                684,431(b)   12,447,682


(a) Adjustment to reflect amortization of goodwill and intangibles related to the acquisition
(b) Adjustment to revise the weighted-average common shares outstanding for the common shares issued in the acquisition

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SKYLYNX COMMUNICATIONS , INC.


Dated:     April 25, 2000               By:  /s/ Jeffery A. Mathias
          --------------------               --------------------------------
                                             Jeffery A. Mathias, President